Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
March 31, 1999



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3336%



        Excess Protection Level
          3 Month Average   6.13%
            March, 1999   6.70%
            February, 1999   6.03%
            January, 1999   5.66%


        Cash Yield                                  19.18%


        Investor Charge Offs                         5.12%


        Base Rate                                    7.36%


        Over 35 Day Delinquency                      4.94%


        Seller's Interest                            6.34%


        Total Payment Rate                          14.77%


        Total Principal Balance                     $40,628,355,078.94


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $2,576,435,560.45